Exhibit 99.1

HighPeak Energy, Inc. Announces Commencement of Underwritten Public Offering of Common Stock

FORT WORTH, Texas, July 18, 2023 (GLOBE NEWSWIRE) – HighPeak Energy, Inc. (the “Company”) (NASDAQ: HPK) today announced that it has commenced an underwritten public offering of shares of its common stock, par value $0.0001 per share (“common stock”). The Company expects to grant the underwriter a 30-day option to purchase additional shares of its common stock at the public offering price, less the underwriting discounts and commissions. The Company intends to use the net proceeds from the offering for working capital and to otherwise enhance near-term liquidity.

Roth Capital Partners is acting as sole manager of the offering. The offering is subject to market and other conditions, and there can be no assurance as to whether or when the offering may be completed, or as to the actual size or terms of the offering.

The offering is being made pursuant to a shelf registration statement on Form S-3, including a base prospectus, that was declared effective by the U.S. Securities and Exchange Commission (the “SEC”) on January 3, 2022. The preliminary prospectus supplement, and accompanying base prospectus, relating to the offering, and a final prospectus supplement, when available, will be filed with the SEC and will be available on the SEC’s website at www.sec.gov. Copies of the preliminary prospectus supplement, and accompanying base prospectus, relating to the offering, and the final prospectus supplement, when available, may be obtained by sending a request to: Roth Capital Partners, LLC, Attention: Prospectus Department, 888 San Clemente Drive, Suite 400, Newport Beach, California 92660, or by telephone at 1-800-678-9147, or by accessing the SEC’s website at www.sec.gov.

This press release shall not constitute an offer to sell or the solicitation of an offer to buy the shares of common stock or any other securities, nor shall there be any sale of such shares of common stock or any other securities in any state or other jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or other jurisdiction.

About HighPeak Energy, Inc.

HighPeak Energy, Inc. is a publicly traded independent oil and natural gas company, headquartered in Fort Worth, Texas, focused on the acquisition, development, exploration and exploitation of unconventional oil and natural gas reserves in the Midland Basin in West Texas.

Cautionary Note Regarding Forward-Looking Statements

This press release contains forward-looking statements within the meaning of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995, with respect to the offering and the use of proceeds. These forward-looking statements, including statements regarding the intention, completion, timing and option relating to the offering, represent the Company’s expectations or beliefs concerning future events. These forward-looking statements are subject to risks and uncertainties related to market conditions and the satisfaction of customary closing conditions related to the offering. There can be no assurance that the Company will be able to complete the offering. When used in this document, including any oral statements made in connection therewith, the words “could,” “should,” “will,” “may,” “believe,” “anticipate,” “intend,” “estimate,” “expect,” “project,” the negative of such terms and other similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain such identifying words. These forward-looking statements are based on management’s current expectations and assumptions about future events and are based on currently available information as to the outcome and timing of future events. Except as otherwise required by applicable law, the Company disclaims any duty to update any forward-looking statements, all of which are expressly qualified by the statements in this section, to reflect events or circumstances after the date on which they are made. The Company cautions you that these forward-looking statements are subject to all of the risks and uncertainties, most of which are difficult to predict and many of which are beyond the control of the Company, incident to the development, production, gathering and sale of oil, natural gas and natural gas liquids. These and other risks are described in the Company’s registration statement on Form S-3, Annual Report on Form 10-K, Quarterly Reports on Form 10-Q, Current Reports on Form 8-K and other filings with the SEC, all of which can be accessed at the SEC’s website at www.sec.gov.

Investor Contact:

Ryan Hightower
Vice President, Business Development
817.850.9204
rhightower@highpeakenergy.com

Source: HighPeak Energy, Inc.